Share capital, dividend and earnings/(loss) per share	12 Months Ended
Dec. 31, 2021
Earnings per share [abstract]
Share capital, dividend and earnings/(loss) per share	Share capital, dividend and earnings/(loss) per share
8.1    Share capital
The share capital of the Company as of December 31, 2021 is CHF 20 million, which is comprised of 499.7 million registered shares, nominal value of CHF 0.04 per share.
The following table shows the movement in the shares:

(shares in millions)	Common stock shares outstanding	Treasury stock shares	Total shares
January 1, 2019	—	—	—
Distribution by former parent of share capital at Spin-off	488.2	0.5	488.7
Issuance of additional registered shares	—	3.0	3.0
Settlement of equity-based awards	0.1	(0.1)	—
December 31, 2019	488.3	3.4	491.7
Issuance of additional registered shares	—	8.0	8.0
Settlement of equity-based awards	0.9	(0.9)	—
December 31, 2020	489.2	10.5	499.7
Settlement of equity-based awards	0.9	(0.9)	—
December 31, 2021	490.1	9.6	499.7
On November 10, 2020 and November 19, 2019, the Company's Board of Directors approved increases of CHF 320,000 and CHF 120,000, respectively, out of the Company’s authorized share capital through the issuance of 8.0 million and 3.0 million additional registered shares, respectively, nominal value CHF 0.04 per share, to fulfill the future vesting of existing and future equity-based awards. These additional shares were issued as treasury shares as part of the Company's authorized share capital according to the authority granted by the shareholders at the Company’s Annual General Meeting held on January 29, 2019 and reflected in the Company’s Articles of Incorporation as amended. While the transactions increased the number of shares available for issuance under the Company’s equity-based compensation plans, there was no immediate impact on the number of shares outstanding or earnings per share calculations at the time of the transactions. The number of shares outstanding and earnings per share calculations will be impacted as shares are delivered to plan participants over the course of the next several years. All of the Company's 9.6 million shares held in treasury may only be used to fulfill the future vesting of existing and future equity-based awards. The authority to issue additional registered shares under the authorized share capital expired on January 29, 2021.
8.2 Dividend
On February 23, 2021, the Alcon Board of Directors proposed a dividend of CHF 0.10 per share which was subsequently approved by the shareholders at the Annual General Meeting on April 28, 2021 and paid in May 2021 for an amount of $54 million.
8.3 Earnings/(loss) per share
Basic earnings/(loss) per share is computed by dividing net income/(loss) for the period by the weighted average number of common shares outstanding during the period. For the years ended December 31, 2021, 2020, and 2019 the weighted average number of shares outstanding was 490.0 million, 489.0 million and 488.2 million shares, respectively.
The only potentially dilutive securities are the outstanding unvested equity-based awards under the Company's equity-based incentive plans, as described in Note 24 to these Consolidated Financial Statements. Except when the effect would be anti-dilutive, the calculation of diluted earnings per common share includes the weighted average net impact of unvested equity-based awards. For the year ended December 31, 2021, the weighted average diluted number of shares outstanding was 493.4 million, which includes the potential conversion of 3.4 million unvested equity-based awards. For the years ended December 31, 2020 and 2019, 2.8 million and 1.9 million unvested equity-based awards, respectively, have been excluded from the calculation of diluted loss per share as their effect would be anti-dilutive.
The average market value of the Company's shares for the purposes of calculating the potentially dilutive effects of unvested equity-based awards was based on quoted market prices for the period that the unvested awards were outstanding.